Exhibit 99.1
EARNINGS RELEASE
By:    Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104

CONTACTS:

Jeffrey S. Musser	Bradley S. Powell	Geoffrey Buscher
President and Chief Executive Officer	Senior Vice President and Chief Financial Officer	Director - Investor Relations
(206) 674-3433	(206) 674-3412	(206) 892-4510

FOR IMMEDIATE RELEASE
EXPEDITORS REPORTS FOURTH QUARTER 2016 EPS OF $0.61

SEATTLE, WASHINGTON - February 21, 2017, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced fourth quarter 2016 financial results including the following highlights compared to the same quarter of 2015:

•	Diluted Net Earnings Attributable to Shareholders per share (EPS1) remained constant at $0.61

•	Net Earnings Attributable to Shareholders decreased 3% to $111 million

•	Operating Income decreased 3% to $172 million

•	Revenues increased 3% to $1.64 billion

•	Net Revenues[2] increased 2% to $549 million

•	Airfreight tonnage and ocean container volumes both increased 12% to record levels

“Through the hard work and dedication of our people, we shipped the most freight in our Company’s history and gained market share in the fourth quarter, as we did throughout 2016,” said Jeffrey S. Musser, President and Chief Executive Officer. “We are especially pleased with the growth in our customs brokerage and other services, particularly in the U.S. through our Transcon business. Rates remained highly unpredictable in the quarter, as they were throughout much of 2016, again putting unusual pressure on our margins. While experience has shown us that margin pressure is cyclical, in light of such truly unprecedented rate volatility, we are improving processes to better address the rapid changes in buy and sell rates, which we expect to continue.

“We continue to execute our strategic initiatives and remain focused on expanding our business and exploring opportunities for growth. At the same time, given the uncertainties for global trade, we are also working hard to expand our presence in markets that are less uncertain. In addition, we recently appointed one of our most senior executives, Phil Coughlin, to the new position of Chief Strategy Officer to form a team that will explore additional opportunities for growth. As a market leader, we recognize that in order to maintain our leadership position and remain at the forefront of innovation, we must continuously invest in people, processes and technology. We believe the additional investments we’re making will enhance our market position.”

Bradley S. Powell, Senior Vice President and Chief Financial Officer, added, “We shipped record volumes and again maintained operating income as a percentage of net revenues - a key measure of operating efficiency - above 30%. We believe the additional investments we have made in people and technology are delivering enhanced growth and market share. In 2017, we will continue to make additional important investments in technology and in our strategic efforts to explore new areas for profitable growth.”

Expeditors is a global logistics company headquartered in Seattle, Washington. The Company employs trained professionals in 177 district offices and numerous branch locations located on six continents linked into a seamless worldwide network through an integrated information management system. Services include the consolidation or forwarding of air and ocean freight, customs brokerage, vendor consolidation, cargo insurance, domestic time-definite transportation services, purchase order management, warehousing and distribution and customized logistics solutions.

________________________
1Diluted earnings attributable to shareholders per share.
2 Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.
NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.
4th Quarter 2016 Earnings Release, February 21, 2017

Financial Highlights for the Three months and Years ended
December 31, 2016 and 2015 (Unaudited)
(in 000's of US dollars except per share data)

	Three months ended December 31,			Years ended December 31,
	2016	2015	% Change	2016	2015	% Change
Revenues	$1,642,007	$1,596,221	3%	$6,098,037	$6,616,632	(8)%
Net revenues[3]	$548,591	$536,169	2%	$2,164,036	$2,187,777	(1)%
Operating income[4]	$172,210	$177,992	(3)%	$670,163	$721,484	(7)%
Net earnings attributable to shareholders	$110,590	$114,449	(3)%	$430,807	$457,223	(6)%
Diluted earnings attributable to shareholders	$0.61	$0.61	—%	$2.36	$2.40	(2)%
Basic earnings attributable to shareholders	$0.61	$0.62	(2)%	$2.38	$2.42	(2)%
Diluted weighted average shares outstanding	181,887	186,519		182,704	190,223
Basic weighted average shares outstanding	180,201	185,111		181,282	188,941
_______________________
3 Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. See reconciliation on the last page of this release.
4 Operating Income in the fourth quarter of 2016 includes a $6 million foreign exchange gain recorded in customs brokerage and other services expenses that resulted from the devaluation of the Egyptian pound. Operating Income in the fourth quarter of 2015 includes a $6 million recovery of legal and related fees.

During the three and twelve-month periods ended December 31, 2016, the Company repurchased 1.3 million and 6.7 million shares of common stock at an average price of $54.31 and $50.53 per share, respectively. During the three and twelve-month periods ended December 31, 2015, the Company repurchased 4.5 million and 13.1 million shares of common stock at an average price of $47.66 and $47.95 per share, respectively.

	Employee headcount as of December 31,
	2016	2015
North America	5,868	5,655
Europe	2,904	2,685
North Asia	2,509	2,464
South Asia	1,370	1,323
Middle East, Africa and India	1,510	1,417
Latin America	765	796
Information Systems	825	741
Corporate	338	316
Total	16,089	15,397

	Year-over-year percentage increase in:
	Airfreight kilos	Ocean freight FEU
2016
October	3%	13%
November	14%	13%
December	18%	9%
Quarter	12%	12%
_______________________
Investors may submit written questions via e-mail to: investor@expeditors.com. Questions received by the end of business on February 24, 2017 will be considered in management's 8-K “Responses to Selected Questions” expected to be filed on or about March 3, 2017.

Disclaimer on Forward-Looking Statements:
Certain portions of this release contain forward-looking statements, which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on uncertainties and challenges with the global economy and global trade, ability to adapt to a rapidly changing environment, availability of ocean and air carrier capacity, favorable spot market buying opportunities, rate volatility, benefits from our strategic and innovation plans, and ability to improve efficiency, expand margins and gain market share. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, our ability to better address the rapid changes in buy and sell rates, expand our business and explore opportunities for growth, maintain our leadership position and remain at the forefront of innovation, enhance our market position, deliver enhanced growth and market share, and make successful investments in technology and strategies that result in new areas for profitable growth; volatility in equity markets; energy and fuel prices; political changes; foreign exchange rates; regulatory actions or changes or the unpredictable acts of competitors and other risks; and risk factors and uncertainties detailed in our Annual Report as updated by our reports on Form 10-Q, filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except per share data)
(Unaudited)

	December 31, 2016	December 31, 2015
Assets
Current Assets:
Cash and cash equivalents	$974,435	$807,796
Accounts receivable, net	1,190,130	1,112,260
Other current assets	54,014	56,453
Total current assets	2,218,579	1,976,509
Property and equipment, net	536,572	524,724
Goodwill	7,927	7,927
Other assets, net	27,793	56,417
	$2,790,871	$2,565,577
Liabilities and Equity
Current Liabilities:
Accounts payable	$726,571	$645,304
Accrued expenses, primarily salaries and related costs	185,502	186,571
Federal, state and foreign income taxes	17,858	29,498
Total current liabilities	929,931	861,373
Deferred Federal and state income taxes	13,727	9,528
Commitments and contingencies
Shareholders’ Equity:
Preferred stock; none issued	—	—
Common stock, par value $0.01 per share; issued and outstanding 179,857 shares at December 31, 2016 and 182,067 shares at December 31, 2015	1,799	1,821
Additional paid-in capital	2,642	31
Retained earnings	1,944,789	1,771,379
Accumulated other comprehensive loss	(104,592)	(81,238)
Total shareholders’ equity	1,844,638	1,691,993
Noncontrolling interest	2,575	2,683
Total equity	1,847,213	1,694,676
	$2,790,871	$2,565,577

February 21, 2017	Expeditors International of Washington, Inc.	Page 3 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Earnings
(In thousands, except per share data)
(Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2016	2015	2016	2015
Revenues:
Airfreight services	$688,835	$679,720	$2,453,347	$2,740,583
Ocean freight and ocean services	503,150	491,539	1,917,494	2,194,004
Customs brokerage and other services	450,022	424,962	1,727,196	1,682,045
Total revenues	1,642,007	1,596,221	6,098,037	6,616,632
Operating Expenses:
Airfreight services	515,612	503,540	1,752,167	1,987,690
Ocean freight and ocean services	371,989	354,106	1,378,699	1,648,993
Customs brokerage and other services	205,815	202,406	803,135	792,172
Salaries and related costs	289,544	282,002	1,157,635	1,143,511
Rent and occupancy costs	27,783	26,364	108,812	102,470
Depreciation and amortization	11,943	11,588	46,796	46,012
Selling and promotion	11,946	11,844	41,763	41,990
Other	35,165	26,379	138,867	132,310
Total operating expenses	1,469,797	1,418,229	5,427,874	5,895,148
Operating income	172,210	177,992	670,163	721,484

Interest income	2,987	2,387	11,580	10,421
Other, net	1,706	4,031	5,113	4,784
Other income, net	4,693	6,418	16,693	15,205
Earnings before income taxes	176,903	184,410	686,856	736,689
Income tax expense	65,805	69,310	254,323	277,192
Net earnings	111,098	115,100	432,533	459,497
Less net earnings attributable to the noncontrolling interest	508	651	1,726	2,274
Net earnings attributable to shareholders	$110,590	$114,449	$430,807	$457,223
Diluted earnings attributable to shareholders per share	$0.61	$0.61	$2.36	$2.40
Basic earnings attributable to shareholders per share	$0.61	$0.62	$2.38	$2.42
Dividends declared and paid per common share	$0.40	$0.36	$0.80	$0.72
Weighted average diluted shares outstanding	181,887	186,519	182,704	190,223
Weighted average basic shares outstanding	180,201	185,111	181,282	188,941

February 21, 2017	Expeditors International of Washington, Inc.	Page 4 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands) (Unaudited)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2016	2015	2016	2015
Operating Activities:
Net earnings	$111,098	$115,100	$432,533	$459,497
Adjustments to reconcile net earnings to net cash from operating activities:
Provision for losses on accounts receivable	146	1,178	2,607	2,173
Deferred income tax expense	13,493	4,687	15,835	17,999
Excess tax benefits from stock plans	(147)	(4)	(386)	(1,850)
Stock compensation expense	10,953	10,926	45,217	43,415
Depreciation and amortization	11,943	11,588	46,796	46,012
Other	(3,581)	(139)	(3,540)	(24)
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(108,384)	43,709	(102,297)	62,619
Increase (decrease) in accounts payable and accrued expenses	28,568	(87,475)	102,716	(84,164)
Increase (decrease) in income taxes payable, net	4,242	14,272	(12,370)	18,382
Decrease in other current assets	4,077	2,072	1,988	653
Net cash from operating activities	72,408	115,914	529,099	564,712
Investing Activities:
Decrease (increase) in short-term investments, net	—	8,218	(37)	40,294
Purchase of property and equipment	(19,343)	(12,480)	(59,316)	(44,383)
Other, net	648	(855)	6,157	(3,337)
Net cash from investing activities	(18,695)	(5,117)	(53,196)	(7,426)
Financing Activities:
Proceeds from issuance of common stock	37,668	16,263	185,313	130,964
Repurchases of common stock	(69,561)	(214,516)	(337,658)	(629,991)
Excess tax benefits from stock plans	147	4	386	1,850
Dividends paid	(72,123)	(66,892)	(145,123)	(135,673)
Distribution to noncontrolling interest	(1,335)	(1,265)	(1,335)	(2,122)
Net cash from financing activities	(105,204)	(266,406)	(298,417)	(634,972)
Effect of exchange rate changes on cash and cash equivalents	(16,774)	(5,278)	(10,847)	(41,625)
(Decrease) increase in cash and cash equivalents	(68,265)	(160,887)	166,639	(119,311)
Cash and cash equivalents at beginning of period	1,042,700	968,683	807,796	927,107
Cash and cash equivalents at end of period	$974,435	$807,796	$974,435	$807,796
Taxes paid:
Income taxes	$49,263	$49,343	$254,312	$239,367

February 21, 2017	Expeditors International of Washington, Inc.	Page 5 of 8

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
AND SUBSIDIARIES
Business Segment Information
(In thousands) (Unaudited)

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Three months ended December 31, 2016:
Revenues from unaffiliated customers	$434,083	61,034	21,840	637,327	161,516	238,526	87,681	—	1,642,007
Transfers between geographic areas	26,459	2,637	3,525	5,363	5,913	10,706	5,424	(60,027)	—
Total revenues	$460,542	63,671	25,365	642,690	167,429	249,232	93,105	(60,027)	1,642,007
Net revenues	$234,779	31,088	13,802	114,116	42,547	77,361	34,590	308	548,591
Operating income	$65,839	9,439	2,305	54,156	16,877	11,086	12,510	(2)	172,210
Identifiable assets	$1,455,722	104,804	49,231	511,851	120,300	351,960	190,902	6,101	2,790,871
Capital expenditures	$14,297	251	97	1,387	1,713	1,168	430	—	19,343
Depreciation and amortization	$7,675	366	318	1,344	528	1,174	538	—	11,943
Equity	$1,166,582	46,448	27,164	327,672	91,983	108,430	112,633	(33,699)	1,847,213
Three months ended December 31, 2015:
Revenues from unaffiliated customers	$428,461	55,933	21,153	613,957	153,374	242,454	80,889	—	1,596,221
Transfers between geographic areas	29,555	3,392	3,987	5,392	6,341	11,309	5,684	(65,660)	—
Total revenues	$458,016	59,325	25,140	619,349	159,715	253,763	86,573	(65,660)	1,596,221
Net revenues	$224,912	30,414	13,858	115,851	43,996	78,556	28,582	—	536,169
Operating income	$52,140	13,413	3,852	58,511	21,049	20,178	8,849	—	177,992
Identifiable assets	$1,185,671	111,549	48,678	446,914	127,014	421,590	221,835	2,326	2,565,577
Capital expenditures	$6,575	1,313	348	727	784	1,930	803	—	12,480
Depreciation and amortization	$7,361	366	257	1,311	501	1,389	403	—	11,588
Equity	$986,330	70,932	33,161	253,097	99,220	154,174	130,105	(32,343)	1,694,676

February 21, 2017	Expeditors International of Washington, Inc.	Page 6 of 8

	UNITED STATES	OTHER NORTH AMERICA	LATIN AMERICA	NORTH ASIA	SOUTH ASIA	EUROPE	MIDDLE EAST, AFRICA and INDIA	ELIMI- NATIONS	CONSOLI- DATED
Twelve months ended December 31, 2016:
Revenues from unaffiliated customers	$1,683,006	226,561	84,665	2,242,670	603,980	918,561	338,594	—	6,098,037
Transfers between geographic areas	106,076	10,778	15,037	21,212	24,251	41,102	21,876	(240,332)	—
Total revenues	$1,789,082	237,339	99,702	2,263,882	628,231	959,663	360,470	(240,332)	6,098,037
Net revenues	$918,110	119,492	56,066	471,275	171,033	304,429	123,335	296	2,164,036
Operating income	$250,715	32,530	13,321	230,777	64,967	42,195	35,672	(14)	670,163
Identifiable assets	$1,455,722	104,804	49,231	511,851	120,300	351,960	190,902	6,101	2,790,871
Capital expenditures	$39,531	1,727	1,038	3,889	3,038	7,554	2,539	—	59,316
Depreciation and amortization	$29,939	1,479	1,187	5,455	2,177	4,576	1,983	—	46,796
Equity	$1,166,582	46,448	27,164	327,672	91,983	108,430	112,633	(33,699)	1,847,213
Twelve months ended December 31, 2015:
Revenues from unaffiliated customers	$1,763,361	226,284	94,229	2,557,398	677,628	958,827	338,905	—	6,616,632
Transfers between geographic areas	118,884	13,383	19,158	21,722	25,018	42,787	21,322	(262,274)	—
Total revenues	$1,882,245	239,667	113,387	2,579,120	702,646	1,001,614	360,227	(262,274)	6,616,632
Net revenues	$906,780	124,381	65,017	493,235	179,110	308,301	110,953	—	2,187,777
Operating income	$245,257	46,846	19,656	245,854	69,643	65,024	29,204	—	721,484
Identifiable assets	$1,185,671	111,549	48,678	446,914	127,014	421,590	221,835	2,326	2,565,577
Capital expenditures	$26,807	3,915	1,756	2,203	2,383	5,222	2,097	—	44,383
Depreciation and amortization	$29,532	1,331	1,041	5,425	2,110	4,931	1,642	—	46,012
Equity	$986,330	70,932	33,161	253,097	99,220	154,174	130,105	(32,343)	1,694,676

February 21, 2017	Expeditors International of Washington, Inc.	Page 7 of 8

Net Revenues (Non-GAAP measure)

We commonly refer to the term “net revenues” when commenting about our Company and the results of its operations. Net revenues are a Non-GAAP measure calculated as revenues less directly related operating expenses attributable to the Company's principal services. We believe that net revenues are a better measure than are total revenues when analyzing and discussing our effectiveness in managing our principal services since total revenues earned as a freight consolidator include the carriers' charges to us for carrying the shipment, whereas revenues earned in other capacities include primarily the commissions and fees earned by us. Net revenue is one of our primary operational and financial measures and demonstrates our ability to concentrate and leverage purchasing power through effective consolidation of shipments from customers utilizing a variety of transportation carriers and optimal routings. Using net revenues also provides a commonality for comparison among various services. The following table presents the calculation of net revenues.

	Three months ended		Twelve months ended
	December 31,		December 31,
(in thousands)	2016	2015	2016	2015
Total revenues	$1,642,007	$1,596,221	$6,098,037	$6,616,632
Expenses:
Airfreight services	515,612	503,540	1,752,167	1,987,690
Ocean freight and ocean services	371,989	354,106	1,378,699	1,648,993
Customs brokerage and other services	205,815	202,406	803,135	792,172
Net revenues	$548,591	$536,169	$2,164,036	$2,187,777

February 21, 2017	Expeditors International of Washington, Inc.	Page 8 of 8